EXHIBIT 99

FORM 4 JOINT FILER INFORMATION

Name of
“Reporting Persons”:	Sanderling V Beteiligungs, GmbH & Co. KG
Sanderling Venture Partners V, L.P.
Sanderling V Biomedical, L.P.
Sanderling V Ventures Management
Sanderling Venture Partners V Co-Investment Fund, L.P
Sanderling V Biomedical Co-Investment Fund, L.P.
Middleton, McNeil & Mills Associates V, LLC

Address:	400 South El Camino Real, Suite 1200
San Mateo, CA 94402

Designated Filer:	Sanderling V Limited Partnership.

Issuer and Ticker Symbol:	Favrille, Inc. (FVRL)

Date of Event:	March 7, 2006

 Each of the following is a Joint Filer with Sanderling V Limited Partnership and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4:

All Reporting Persons disclaim beneficial ownership of shares of Favrille, Inc. stock held by the other Reporting Persons herein, except to the extent of their respective pecuniary interest therein, if any. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owners of all of the equity securities covered by this statement.

Sanderling V Limited Partnership

By:	Middleton, McNeil & Mills Associates V, LLC
Its General Partner

By:	/s/ Fred A. Middleton
Fred A. Middleton, Managing Director

Sanderling V Beteiligungs GmbH & Co. KG

By:	Middleton, McNeil & Mills Associates V, LLC
Its General Partner

By:	/s/ Fred A. Middleton
Fred A. Middleton, Managing Director

Sanderling Venture Partners V, L.P.

By:	Middleton, McNeil & Mills Associates V, LLC
Its General Partner

By:	/s/ Fred A. Middleton

Fred A. Middleton, Managing Director

Sanderling V Biomedical, L.P.

By:	Middleton, McNeil & Mills Associates V, LLC
Its General Partner

By:	/s/ Fred A. Middleton
Fred A. Middleton, Managing Director

Sanderling V Ventures Management

By:	/s/ Fred A. Middleton
Fred A. Middleton, Managing Director

Sanderling Venture Partners V Co-Investment Fund, L.P.

By:	Middleton, McNeil & Mills Associates V, LLC
Its General Partner

By:	/s/ Fred A. Middleton
Fred A. Middleton, Managing Director

Sanderling V Biomedical Co-Investment Fund, L.P.

By:	Middleton, McNeil & Mills Associates V, LLC
Its General Partner

By:	/s/ Fred A. Middleton
Fred A. Middleton, Managing Director

Middleton, McNeil & Mills Associates V, LLC

By:	/s/ Fred A. Middleton
Fred A. Middleton, Managing Director